UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  On February 1, 2017, IDT Corporation (the “Registrant”) notified Grant Thornton LLP (“GT”) that the Registrant was dismissing GT as its independent registered public accounting firm, effective February 1, 2017.  The Registrant’s Audit Committee of the Board of Directors approved the dismissal of GT as the Registrant’s independent registered public accounting firm.

GT’s report on the Registrant’s consolidated financial statements as of July 31, 2016 and 2015 and for the fiscal years ended July 31, 2016 and July 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended July 31, 2016 and July 31, 2015 and the subsequent interim period through February 1, 2017, there were no disagreements  between the Registrant and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make reference to the subject matter of the disagreements in connection with its report on the Registrant’s financial statements for such periods.

During the fiscal years ended July 31, 2016 and July 31, 2015 and the subsequent interim period through February 1, 2017, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has provided GT with a copy of the above disclosures and requested that GT furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of GT’s letter, dated February 6, 2017, is attached as Exhibit 16.1 to this Form 8-K.

(b)  On February 1, 2017, the Registrant appointed BDO USA, LLP (“BDO”) to serve as the Registrant’s independent registered public accounting firm for the remainder of the fiscal year ending July 31, 2017, and to issue a report on the audit of the Registrant’s financial statements for fiscal 2017.  The decision to engage BDO was approved by the Registrant’s Audit Committee of the Board of Directors and was made after a competitive bidding process and evaluation. During the Registrant’s two most recent fiscal years and the subsequent interim period through February 1, 2017, the Registrant did not consult BDO with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
16.1	Letter from Grant Thornton LLP, dated February 6, 2017.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

	By:	/s/ Shmuel Jonas
	Name:	Shmuel Jonas
	Title:	Chief Executive Officer

Dated: February 6, 2017

3

EXHIBIT INDEX

Exhibit Number	Document
16.1	Letter from Grant Thornton LLP, dated February 6, 2017.

4